EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and or Officer of PEPSIAMERICAS, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints ROBERT C. POHLAD and G. MICHAEL DURKIN JR., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001, and any and all amendments thereto, and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set my hand and seal.

                               Date                                       Date
                             -------                                    -------

/s/ Robert C. Pohlad         3/25/02      /s/ Archie R. Dykes           3/25/02
-------------------------                 --------------------------
Robert C. Pohlad                          Archie R. Dykes

/s/ G. Michael Durkin Jr.    3/25/02      /s/ Charles W. Gaillard       3/25/02
-------------------------                 --------------------------
G. Michael Durkin Jr.                     Charles W. Gaillard

/s/ Brenda C. Barnes         3/25/02      /s/ Jarobin Gilbert, Jr.      3/25/02
-------------------------                 --------------------------
Brenda C. Barnes                          Jarobin Gilbert, Jr.

/s/ Herbert M. Baum          3/25/02      /s/ Victoria B. Jackson       3/25/02
-------------------------                 --------------------------
Herbert M. Baum                           Victoria B. Jackson

/s/ Richard G. Cline         3/25/02      /s/ Matthew M. McKenna        3/25/02
-------------------------                 --------------------------
Richard G. Cline                          Matthew M. McKenna

/s/ Pierre S. du Pont        3/25/02      /s/ Lionel L. Nowell III      3/25/02
-------------------------                 --------------------------
Pierre S. du Pont                         Lionel L. Nowell III